Exhibit 4.1

EXECUTION VERSION

INVESTORS’ RIGHTS AGREEMENT

i

6.	Miscellaneous		24

	6.1	Successors and Assigns	24
	6.2	Governing Law	24
	6.3	Counterparts	24
	6.4	Titles and Subtitles	24
	6.5	Notices	24
	6.6	Amendments and Waivers	25
	6.7	Severability	25
	6.8	Aggregation of Stock	25
	6.9	Additional Investors	26
	6.10	Entire Agreement	26
	6.11	Dispute Resolution	26
	6.12	Delays or Omissions	27
	6.13	Acknowledgment	27

Schedule A - Schedule of Investors

ii

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of the 8th day of May, 2015, by and among Denali Therapeutics Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor.”

RECITALS

WHEREAS, the Company and the Investors are parties to the Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Investors to invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, limited partner, member, manager, employee, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, (i) the term “control” when used with respect to any Person means the power to direct the management or policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing, and (ii) Asia Ventures III L.P., Japan Ventures I L.P. and FIL Capital Investments (Mauritius) II Limited and their Affiliates are deemed to be Affiliates of Beacon Bioventures Fund IV Limited Partnership. For the avoidance of doubt, for purposes of this Agreement (and for no other purposes) AKDL, L.P. shall be deemed to be an Affiliate of Crestline Investors, Inc.

1.2 “Common Stock” means shares of the Company’s common stock, par value $0.01 per share.

1.3 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the basic discovery, research and commercialization of drugs to treat human neurological diseases, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than ten percent (10)% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the Board of Directors of any Competitor.

1.4 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.5 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.6 “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

1.7 “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.8 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.9 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.10 “GAAP” means generally accepted accounting principles in the United States.

2

1.11 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.12 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.13 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.14 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.15 “Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Purchase Agreement).

1.16 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 10,000,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.17 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.18 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.19 “Preferred Stock” means, collectively, shares of the Company’s Series A Preferred Stock and Series B Preferred Stock.

1.20 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, excluding any Common Stock issued upon conversion of the Preferred Stock pursuant to Section 5A of Part B of Article FOURTH of the Company’s Certificate of Incorporation; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares qualified as Registrable Securities pursuant to clause (i) or (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

3

1.21 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.22 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.23 “SEC” means the Securities and Exchange Commission.

1.24 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.25 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.26 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.27 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.28 “Series A Director” and “Series A Directors” shall have the meaning set forth in that certain Voting Agreement dated the date hereof between the Company, the Investors and certain other parties named therein, as it shall be amended or restated from time to time.

1.29 “Series A Preferred Stock” means, collectively, shares of the Company’s Series A-1 Preferred Stock, par value $0.01 per share, and Series A-2 Preferred Stock, par value $0.01 per share.

1.30 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.01 per share.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least

4

fifty percent (50%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to Registrable Securities having an anticipated aggregate offering price of at least $10 million, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price of at least $5 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such sixty (60) day period other than an Excluded Registration.

5

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a), (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements. If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities

6

through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

7

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to one hundred eighty (180) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

8

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any underwriters participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to

9

be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the managers, partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other

10

Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such

11

proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

12

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) provide to such holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock for its IPO or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3 filed within two (2) years after the closing of the Company’s IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed (x) one hundred eighty (180) days in the case of the IPO, or (y) ninety (90) days in the case of a registration other than the IPO, or such other period in each case as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or one or more of the Immediate Family Members of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions

13

set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

2.12 Restrictions on Transfer. The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

14

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation;

(b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c) the fifth anniversary of the IPO.

15

3. Information and Inspection Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor:

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Subsection 3.1(d)) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements, if requested by the holders of at least fifty percent (50%) of the Registrable Securities, shall be audited and certified by independent public accountants selected by the Company and approved by the Board of Directors (including a majority of the Series A Directors);

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) as soon as practicable, but in any event within forty-five (45) days after the end of each fiscal quarter of the Company, an up-to-date capitalization table including, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board of Directors and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company;

(e) in connection with the delivery of the Budget required to be delivered pursuant to Section 3.1(d) above, a schedule setting forth an estimate of the aggregate number of equity awards expected to granted by the Company in such fiscal year; and

16

(f) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel. In addition, at least annually, the management of the Company shall meet in person with AKDL, L.P. to present an update on the Company’s business, strategic plans, business development opportunities, intellectual property and other material developments.

3.3 Termination of Information Rights. The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first.

17

3.4 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser is not, in the reasonable judgment of the Board of Directors, a Competitor of the Company and agrees to be bound by the provisions of this Subsection 3.4; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer.

(a) Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among itself and its Affiliates as long as any such Affiliate agrees to enter into this Agreement and each of the Voting Agreement and Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor” under each such agreement.

(b) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(c) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Major Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Major Investor) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities). At the expiration of such twenty (20) day period, the Company shall

18

promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(c) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(d).

(d) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(c), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(c), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Subsection 4.1.

(e) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Company’s Certificate of Incorporation); and (ii) shares of Common Stock issued in the IPO.

(f) Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Subsection 4.1, the Company may elect to give notice to the Major Investors within thirty (30) days after the issuance of New Securities. Such notice shall describe the type, price, and terms of the New Securities. Each Major Investor shall have twenty (20) days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Major Investor, maintain such Major Investor’s percentage-ownership position, calculated as set forth in Subsection 4.1(c) before giving effect to the issuance of such New Securities. The closing of such sale shall occur within sixty (60) days of the date notice is given to the Major Investors.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first.

19

5. Additional Covenants.

5.1 Insurance. The Company shall use its commercially reasonable efforts to obtain, within ninety (90) days of the date hereof, from financially sound and reputable insurers Directors and Officers liability insurance, in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance policy to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. The policy shall not be cancelable by the Company without prior approval by the Board of Directors including a majority of the Series A Directors. Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as a Series A Director is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least $3 million unless approved by a majority of the Series A Directors, and the Company shall annually, within one hundred twenty (120) days after the end of each fiscal year of the Company, deliver to the Investors a certification that such a Directors and Officers liability insurance policy remains in effect.

5.2 Employee Agreements. The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement in a form approved by the Board of Directors; and (ii) each Key Employee to enter into a non-solicitation agreement in substantially the form approved by the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of a majority of the Series A Directors.

5.3 Employee Stock. Unless otherwise approved by the Board of Directors, including a majority the Series A Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly or quarterly installments over the following thirty-six (36) months, and (ii) a market stand-off provision substantially similar to that in Subsection 2.11. In addition, unless otherwise approved by the Board of Directors, including a majority of the Series A Directors, the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4 Matters Requiring Investor Directors Approval. So long as the holders of Series A Preferred Stock are entitled to elect one or more Series A Directors, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of a majority of the Series A Directors:

20

(a) make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b) make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

(c) guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) make any investment inconsistent with any investment policy approved by the Board of Directors;

(e) incur any aggregate indebtedness that is not already included in a budget approved by the Board of Directors, other than trade credit incurred in the ordinary course of business;

(f) otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person;

(g) hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(h) change the principal business of the Company, enter new lines of business, or exit the current line of business;

(i) sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business;

(j) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets exceeding $10,000; or

(k) increase the size of the Board of Directors above ten (10) members.

21

5.5 Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors or with respect to the business of the Company. Each Board committee that the Board chooses to establish shall include at least one of the Series A Directors.

5.6 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s By-laws, its Certificate of Incorporation, or elsewhere, as the case may be.

5.7 Expenses of Counsel. In the event of a transaction which is a Sale of the Company (as defined in the Voting Agreement of even date herewith among the Investors and the Company), the reasonable fees and disbursements, not to exceed $75,000, of one counsel for the Investors (“Investor Counsel”), in their capacities as stockholders, shall be borne and paid by the Company. At the outset of considering a transaction which, if consummated would constitute a Sale of the Company, the Company shall obtain the ability to share with the Investor Counsel (and such counsel’s clients) and shall share the confidential information (including, without limitation, the initial and all subsequent drafts of memoranda of understanding, letters of intent and other transaction documents and related noncompete, employment, consulting and other compensation agreements and plans) pertaining to and memorializing any of the transactions which, individually or when aggregated with others would constitute the Sale of the Company. The Company shall be obligated to share (and cause the Company’s counsel and investment bankers to share) such materials when distributed to the Company’s executives and/or any one or more of the other parties to such transaction(s). In the event that Investor Counsel deems it appropriate, in its reasonable discretion, to enter into a joint defense agreement or other arrangement to enhance the ability of the parties to protect their communications and other reviewed materials under the attorney client privilege, the Company shall, and shall direct its counsel to, execute and deliver to Investor Counsel and its clients such an agreement in form and substance reasonably acceptable to Investor Counsel. In the event that one or more of the other party or parties to such transactions require the clients of Investor Counsel to enter into a confidentiality agreement and/or joint defense agreement in order to receive such information, then the Company shall share whatever information can be shared without entry into such agreement and shall, at the same time, in good faith work expeditiously to enable Investor Counsel and its clients to negotiate and enter into the appropriate agreement(s) without undue burden to the clients of Investor Counsel.

5.8 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort

22

(i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Company’s Certificate of Incorporation or By-laws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5.9 Right to Conduct Activities. The Company hereby agrees and acknowledges that certain of the Major Investors and certain of their respective Affiliates are professional venture capital investment funds (collectively, the “Funds”), and as such invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as may be conducted in the future). The parties agree that no Fund or any Fund Affiliate investment fund or any of their Affiliates, or any of their or their Affiliates’ partners, officers or representatives which manage or advise any such investment funds shall be considered a Competitor of the Company as a result of such investment, management or advisory activities for purposes of this Agreement and the Company agrees that, to the extent permitted under applicable law, neither the Funds nor their Affiliates shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by a Fund or any of their Affiliates in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of a Fund or Fund Affiliate to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Funds from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.10 Termination of Covenants. The covenants set forth in this Section 5, except for Subsections 5.6 through 5.9, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first.

23

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 1,000,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be

24

sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5. If notice is given to the Company, a copy shall also be sent to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn: Steven D. Singer, Esq.

6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

25

6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Preferred Stock after the date hereof, whether pursuant to the Purchase Agreement or otherwise, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder. In addition, Schedule A hereto may be amended by the Company from time to time in accordance with the Purchase Agreement to add information regarding additional Investors (as defined in the Purchase Agreement) without the consent of the other parties hereto.

6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

26

The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction.

6.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13 Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

[Remainder of Page Intentionally Left Blank]

27

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DENALI THERAPEUTICS INC.

By: /s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

ARCH VENTURE FUND VIII, L.P.

By: ARCH Venture Partners VIII, L.P., its General Partner

By: ARCH Venture Partners VIII, LLC, its General Partner

By: /s/ Robert Nelsen
Name: Robert Nelsen
Title: Managing Director

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

BEACON BIOVENTURES FUND IV LIMITED PARTNERSHIP

By: Beacon Bioventures Advisors Fund IV Limited Partnership, its General Partner

By: Impresa Holdings LLC, its General Partner

By: Impresa Management LLC, its Managing Member

By: /s/ Mary Bevelock Pendergast
Name: Mary Bevelock Pendergast
Title: Vice President

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

AKDL, L.P.

By: Crestline SI (GP), L.P.,
its General Partner

By: Crestline Investors, Inc.,
its General Partner

By: /s/ John S. Cochran
Name: John S. Cochran
Title: Vice-President

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

NEURO LINE PARTNERS, L.P.

By: Bratton Capital Management, L.P.,
its General Partner

By: Bratton Capital, Inc.,
its General Partner

By: /s/ John S. Cochran
Name: John S. Cochran
Title: Vice President

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

Flagship Ventures Fund V, L.P.

By its General Partner
Flagship Ventures Fund V General Partner LLC

By: /s/ Noubar B. Afeyan, Ph.D
Noubar B. Afeyan, Ph.D
Its Manager

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Ge Li, Ph.D.
Ge Li, Ph.D.

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Boris Nikolic
Boris Nikolic

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

ABeeC, LLC

By: The Anne Wojcicki Revocable Trust dated 9/2/09

Its: Member

By: /s/ Anne Wojcicki
By: Anne Wojcicki
Its: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

SYMMETRY GROUP LTD

By:/s/ Joseph Cosmai
Name: Joseph Cosmai
Title: Vice President & Treasurer

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

EXPLORE HOLDINGS LLC

By: /s/ Paul Dauber
Name: Paul Dauber
Title: Manager

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Vicki Sato
Vicki Sato

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

FORESITE CAPITAL FUND II, L.P.

By Foresite Capital Management II, LLC
Its: General Partner

By: /s/ Dennis D. Ryan
Name: Dennis D. Ryan
Title: Chief Financial Officer

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Hans Bishop
Hans Bishop

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

THE FLATLEY FAMILY TRUST

By: /s/ Jay Flatley
Name: Jay Flatley
Title: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

GYENES & CO., INC. RETIREMENT PLAN

By: /s/ Andrew Gyenes
Name: Andrew Gyenes
Title: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Akira Matsuno
Akira Matsuno

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Matthew S. McIlwain
Matthew S. McIlwain

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Russell Okung
Russell Okung

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

PARTNERS INNOVATION FUND, LLC

By: /s/ Julius Knowles
Name: Julius Knowles
Title: Partner

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Marc Tessier-Lavigne, Ph.D.
Marc Tessier-Lavigne, Ph.D.

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

THATCHSTONE, LLC

By: /s/ Robert L. Carson
Name: Robert L. Carson
Title: Manager

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

ATWOOD-EDMINSTER TRUST DTD 4/2/00

By: /s/ Brian Atwood
Name: Brian Atwood
Title: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

RBC CAPITAL MARKETS LLC CUST FBO KEITH LEONARD ROTH IRA

By:	/s/ Keith R. Leonard, Jr.
Name:	Keith R. Leonard, Jr.
Title:

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Greg Gottesman
Greg Gottesman

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Yi Shi
Yi Shi

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Peter Pereira Gray
Peter Pereira Gray

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

1999 FARAH HYDER CHAMPSI REVOCABLE
TRUST

By:	/s/ Farah Champsi
Name:	Farah Champsi
Title:	Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

DAVID SCHNELL TRUST DTD 5/26/00

By:	/s/ David Schnell
Name:	David Schnell
Title:	Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ John Hair III
John Hair III

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Steve Harr
Steve Harr

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

VCVC IV LLC

By: VCVC Management IV LLC, Its Manager

By: Cougar Investment Holdings LLC, Its Manager

By:	/s/ Susan Drake
Name:	Susan Drake
Title:	Vice President

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

GOOGLE VENTURES 2015, L.P.

By: Google Ventures 2015 GP, L.L.C., its General
Partner

By:	/s/ Jennifer L. Kercher
Name: Jennifer L. Kercher
Title: Authorized Signatory

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

TLS BETA PTE LTD.

By: /s/ Fidah Alsagoff
Name: Fidah Alsagoff
Title: Authorized Signatory

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

DAVID P. SCHENKEIN 2004 REVOCABLE TRUST

By: /s/ David P. Schenkein
Name: David P. Schenkein
Title: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

AMY P. SCHENKEIN 2004 REVOCABLE TRUST

By: /s/ Amy P. Schenkein
Name: Amy P. Schenkein
Title: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Bobby Wagner
Bobby Wagner

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

THE BART C. WARNER REVOCABLE TRUST

By: /s/ Bart C. Warner
Name: Bart C. Warner
Title: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

THE ELIZABETH A. WARNER REVOCABLE
TRUST

By: /s/ Elizabeth A. Warner
Name: Elizabeth A. Warner
Title: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

THE J.W. FAMILY GENERATION SKIPPING
TRUST

By: /s/ James N. Warner
Name: James N. Warner
Title: Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

/s/ Olaf Schuth
Olaf Schuth

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A

Investors

ARCH Venture Fund VIII, L.P.

AKDL, L.P.

Beacon Bioventures Fund IV Limited Partnership

Flagship Ventures Fund V, L.P.

Neuro Line Partners, L.P.

SCHEDULE A

Investors after giving effect to the First Additional Closing on May 22, 2015 and Second

Additional Closing on July 22, 2015

ARCH Venture Fund VIII, L.P.

AKDL, L.P.

Beacon Bioventures Fund IV Limited Partnership

Flagship Ventures Fund V, L.P.

Neuro Line Partners, L.P.

Ge Li, Ph.D.

Boris Nikolic

ABeeC LLC

Symmetry Group Ltd

Explore Holdings, LLC

Vicki L. Sato

Foresite Capital Fund II, L.P.

Hans Bishop

The Flatley Family Trust

Gyenes & Co., Inc. Retirement Plan

Akira Matsuno

Matthew S McIlwain

Russell Okung

PARTNERS INNOVATION FUND, LLC

Marc Tessier-Lavigne, Ph.D.

ThatchStone, LLC

Atwood-Edminster Trust dtd 4/2/00

RBC Capital Markets LLC Cust FBO Keith Leonard Roth IRA

Gregory Gottesman

Yi Shi

Peter Pereira Gray

1999 Farah Hyder Champsi Revocable Trust

David Schnell Trust dtd 5/26/00

John Hair III

Steven Harr

VCVC IV LLC

Google Ventures 2015, L.P.

TLS Beta Pte Ltd

David P. Schenkein 2004 Revocable Trust

Amy P. Schenkein 2004 Revocable Trust

Bobby Wagner

The Bart C. Warner Revocable Trust

The Elizabeth A. Warner Revocable Trust

The J.W. Family Generation Skipping Trust

Olaf Schuth

DENALI THERAPEUTICS INC.

AMENDMENT NO.1 TO THE

INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 to the Investors’ Rights Agreement (the “Amendment No. 1”) is made as of June 4, 2015, by and between Denali Therapeutics Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A to the Investors’ Rights Agreement dated as of May 8, 2015 (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement.

RECITALS

WHEREAS, the Investors hold shares of the Company’s Preferred Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights and other rights pursuant to the Agreement; and

WHEREAS, in order to induce the stockholders of Incro Inc. (“Incro”) (the “Incro Stockholders”) to approve that certain Merger Agreement by and between the Company and Incro] (the “Incro Merger Agreement”), the Company and the Investors have agreed to amend the Agreement so that the Incro Stockholders shall have the registration rights afforded to holders of the Company’s Preferred Stock under Section 2.2 of the Agreement in connection with the shares of Common Stock such Incro Stockholders receive pursuant to the Merger Agreement; and

WHEREAS, the Company and the Investors desire that the shares of common stock issued to the stockholders of Incro to be subject to Section 2.11; and

WHEREAS, Section 6.6 of the Agreement provides that any term of the Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding;

WHEREAS, the Investors executing this Amendment are holders of at least a majority of the currently-outstanding Registrable Securities (as defined in the Agreement); and

NOW, THEREFORE, the Company and the Investors hereby agree as follows:

1. Amendment to Section 1.20. Section 1.20 of the Agreement shall be amended and restated in its entirety as follows:

“1.20 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, excluding any Common Stock issued upon conversion of the Preferred Stock pursuant to Section 5A of Part B of Article FOURTH of the Company’s Certificate of Incorporation; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares qualified as Registrable Securities pursuant to clause (i) or (ii) above; and (iv) solely with respect to Section 2.2, any Common Stock issued to the Incro Stockholders pursuant to the Incro Merger Agreement; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

2. Amendment to Section 1. New Sections 1.31 and 1.32 shall be added to the Agreement as follows:

“1.30 “Incro Merger Agreement” shall mean the Merger Agreement dated as of June 4, 2015 by and between the Company and Incro Inc., as such may be amended and restated from time to time in accordance with its terms.”

“1.31 “Incro Stockholders” shall mean those certain stockholders of Incro Inc. (“Incro”), whose shares of Incro’s capital stock shall be exchanged for shares of the Company’s Common Stock pursuant to, or as a consequence of, the Incro Merger Agreement.

3. Statement of Intentions. It is the intent of the Company, the Incro Stockholders and the Investors that the Incro Stockholders be afforded piggy-back registration rights under Section 2.2 of the Agreement, as amended by this Amendment No. 1, to the same extent as the Holders and that pursuant to this Amendment No. 1, the Incro Stockholders shall be deemed added as a party to the Agreement, as amended by this Amendment No.1, but solely with respect to the provisions in Sections 2.2, 2.3(b), 2.4, 2.5, 2.6, 2.7, 2.8, 2.11, 2.13 and Section 6 thereof (and associated definitions) and shall be deemed a “Holder” for all purposes of those provisions.

4. Joinder. Each Incro Stockholder shall become a party to the Agreement, as amended by this Amendment No. 1, by executing and delivering a counterpart signature page to the Agreement in substantially the form attached hereto as Exhibit A. No further action or consent by the Investors shall be required for such joinder to this Agreement by such Incro Stockholders. In addition, a new Schedule B shall be added to the Agreement to add information regarding the identities and address information of each Incro Stockholder without the need for further action or consent by the Investors.

2

5. Miscellaneous.

5.1 Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

5.2 Counterparts. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 1 may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.3 Titles and Subtitles. The titles and subtitles used in this Amendment No. 1 are used for convenience only and are not to be considered in construing or interpreting this Amendment No. 1.

5.4 Amendments and Waivers. This Amendment No. 1 shall be effective upon execution by the Company, the stockholders of Incro and the holders of a majority of Registrable Securities. Upon this Amendment No. 1 becoming effective in accordance with the foregoing, this Amendment No. 1 shall be binding on all parties to the Agreement, even if they do not execute this Amendment No. 1. The Company shall give prompt written notice of this Amendment No. 1 to any party to the Agreement that did not consent in writing to this Amendment No. 1.

5.5 Severability. The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

5.6 No Further Changes Effected by this Amendment. Except as set forth in this Amendment No.1, the Agreement, as amended by this Amended No. 1, remains unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY

DENALI THERAPEUTICS INC.

/s/ Ryan Watts
Ryan Watts
Interim President and Acting CEO

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE INVESTORS’ RIGHTS AGREEMENT]

INVESTORS:

ARCH VENTURE FUND VIII, L.P.

By: ARCH Venture Partners VIII, L.P., its General Partner

By: ARCH Venture Partners VIII, LLC, its General Partner

By:	/s/ Robert Nelsen
Name: Robert Nelsen
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE

INVESTORS’ RIGHTS AGREEMENT

BEACON BIOVENTURES FUND IV LIMITED PARTNERSHIP

By: Beacon Bioventures Advisors Fund IV Limited Partnership, its General Partner

By: Impresa Holdings LLC, its General Partner

By: Impresa Management LLC, its Managing Member

By: /s/ Mary Bevelock Pendergast
Name: Mary Bevelock Pendergast
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE

INVESTORS’ RIGHTS AGREEMENT

AKDL, L.P.

By:	Crestline SI (GP), L.P.,
its General Partner

By:	Crestline Investors, Inc.,
its General Partner

By:	/s/ John S. Cochran
Name: John S. Cochran
Title: Vice-President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE

INVESTORS’ RIGHTS AGREEMENT

NEURO LINE PARTNERS, L.P.

By:	Bratton Capital Management, L.P.,
its General Partner

By:	Bratton Capital, Inc.,
its General Partner

By:	/s/ John S. Cochran
Name: John S. Cochran
Title:. Vice-President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE

INVESTORS’ RIGHTS AGREEMENT

Exhibit A

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Gregory D. Cuny

Dated: as of June 3, 2015

By: /s/ Gregory D. Cuny
Name: Gregory D. Cuny
Title:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                     , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Gregory D. Cuny

Dated: as of , 2015

By:
Name: Gregory D. Cuny
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Alexei Degterev

Dated: as of June 1, 2015

By: /s/ Alexei Degterev
Name: Alexei Degterev
Title: Associate Professor

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Alexei Degterev

Dated: as of , 2015

By:
Name: Alexei Degterev
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Lawrence C. Fritz

Dated: as of May 30, 2015

By: /s/ Lawrence C. Fritz
Name: Lawrence C. Fritz
Title:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Lawrence C. Fritz

Dated: as of , 2015

By:
Name: Lawrence C. Fritz
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Dawei Ma

Dated: as of June 1, 2015

By: /s/ Dawei Ma
Name: Dawei Ma
Title:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Dawei Ma

Dated: as of , 2015

By:
Name: Dawei Ma
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: President and Fellows of Harvard College

Dated: as of June 2, 2015

By: /s/ Isaac T. Kohlberg
Name: Isaac T. Kohlberg
Title: Senior Associate Provost, Chief Technology Development Officer

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: President and Fellows of Harvard College

Dated: as of , 2015

By:
Name:
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: The Brigham & Women’s Hospital, Inc.

Dated: as of June 3, 2015

By: /s/ Philip R. Licari
Name: Philip R. Licari
Title: Managing Director of Operations | Innovation Partners HealthCare

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of                 , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: The Brigham & Women’s Hospital, Inc.

Dated: as of , 2015

By:
Name:
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of             , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Trustees of Boston University

Dated: as of 6/3/, 2015
	By:	/s/ Martin J. Howard
Name: Martin J. Howard
Title: Treasurer

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of             , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Trustees of Boston University

Dated: as of , 2015

By:
Name:
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of             , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Tufts University

Dated: as of June 3, 2015
	By:	/s/ Erik Halvorsen
Name: Erik Halvorsen
Title: Sr. Director, TTIC

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of             , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Tufts University

Dated: as of , 2015

By:
Name:
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of             , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Junying Yuan

Dated: as of May 30, 2015
	By:	/s/ Junying Yuan
Name: Junying Yuan
Title:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of             , 2015

DENALI THERAPEUTICS INC.

Counterpart Signature Page

to

Investors’ Rights Agreement

By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by that certain Investors’ Rights Agreement, dated as of May 8, 2015, by and among the Company and each of the investors listed on Schedule A thereto (the “Investors’ Rights Agreement”) as a “Holder” thereunder, solely with respect to Sections 2.2 and 2.11 (and associated definitions).

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

Name: Junying Yuan

Dated: as of , 2015

By:
Name:
Title:
Record Address:

AGREED TO AND ACCEPTED BY:

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Interim President and Acting CEO

Dated: as of             , 2015

DENALI THERAPEUTICS INC.

INVESTORS’ RIGHTS AGREEMENT

SCHEDULE B

Name and Address

Gregory D. Cuny

Alexei Degterev

Lawrence C. Fritz

Dawei Ma

Junying Yuan

President and Fellows of Harvard College

The Brigham and Women’s Hospital, Inc.

Trustees of Boston University

Tufts University

University of Houston System

DENALI THERAPEUTICS INC.

AMENDMENT NO. 2 TO

INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 2 to Investors’ Rights Agreement (the “Amendment No. 2”) dated July 22, 2015, amends that certain Investor Rights Agreement dated May 8, 2015, as amended by an Amendment No. 1 to Investors’ Rights Agreement dated as of June 4, 2015, by and between Denali Therapeutics Inc., a Delaware corporation (the “Company”) and the other signatories thereto (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement.

RECITALS

WHEREAS, the Company and the Investors desire that Section 1.16 be amended to reduce the number of Registrable Securities (as defined in the Agreement) required to be a Major Investor (as defined in the Agreement); and

WHEREAS, Section 6.6 of the Agreement provides that any term of the Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding;

WHEREAS, the Investors executing this Amendment No. 2 are holders of at least a majority of the currently-outstanding Registrable Securities (as defined in the Agreement); and

NOW, THEREFORE, the Company and the undersigned Investors hereby agree as follows:

1. Amendment to Section 1.16. Section 1.16 of the Agreement shall be amended and restated in its entirety as follows:

“1.16 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 2,000,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).”

2. Amendment to Section 5.4(k). Section 5.4(k) of the Agreement shall be amended and restated in its entirety as follows:

“(k) increase the size of the Board of Directors above eleven (11) members.”

3. Amendment to Section 6.6. Section 6.6 of the Agreement shall be amended and restated in its entirety as follows:

“6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided, further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; provided, further, that no Major Investor that purchases any New Securities pursuant to Section 4 may consent to any waiver of the provisions of Section 4 with respect to the issuance of such New Securities. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.”

4. Miscellaneous.

4.1 Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

4.2 Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 2 may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.3 Titles and Subtitles. The titles and subtitles used in this Amendment No. 2 are used for convenience only and are not to be considered in construing or interpreting this Amendment No. 2.

2

4.4 Amendments and Waivers. This Amendment No. 2 shall be effective upon execution by the Company and the holders of a majority of the currently-outstanding Registrable Securities. Upon this Amendment No. 2 becoming effective in accordance with the foregoing, this Amendment No. 2 shall be binding on all parties to the Agreement, even if they do not execute this Amendment No. 2. The Company shall give prompt written notice of this Amendment No. 2 to any party to the Agreement that did not consent in writing to this Amendment No. 2.

4.5 Severability. The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.6 No Further Changes Effected by this Amendment No. 2. Except as set forth in this Amendment No. 2, the Agreement remains unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Ryan Watts
Interim President and Acting CEO

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

ARCH VENTURE FUND VIII, L.P.

By: ARCH Venture Partners VIII, L.P., its General Partner

By: ARCH Venture Partners VIII, LLC, its General Partner

By:	/s/ Keith Crandell
Name:	Keith Crandell
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

BEACON BIOVENTURES FUND IV LIMITED PARTNERSHIP

By: Beacon Bioventures Advisors Fund IV Limited Partnership, its General Partner

By: Impresa Holdings LLC, its General Partner

By: Impresa Management LLC, its Managing Member

By:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

AKDL, L.P.

By:	Crestline SI (GP), L.P.,
its General Partner

By:	Crestline Investors, Inc.,
its General Partner

By:	/s/ John S. Cochran
Name:	John S. Cochran
Title:	Vice-President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

NEURO LINE PARTNERS, L.P.

By:	Bratton Capital Management, L.P.,
its General Partner

By:	Bratton Capital, Inc.,
its General Partner

By:	/s/ John S. Cochran
Name:	John S. Cochran
Title:	Vice-President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

FLAGSHIP VENTURES FUND V, L.P.

By:	Flagship Ventures Fund V General Partner LLC, its General Partner

By:	/s/ Noubar B. Afeyan
Name:	Noubar B. Afeyan, Ph.D.
Title:	Its Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

/s/ Ge Li, Ph.D.
Ge Li, Ph.D.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

EXPLORE HOLDINGS LLC

By:	/s/ Paul Dauber
Name:	Paul Dauber
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

/s/ Marc Tessier-Lavigne
Marc Tessier-Lavigne, Ph.D.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE

INVESTORS’ RIGHTS AGREEMENT

DENALI THERAPEUTICS INC.

AMENDMENT NO. 3 TO

INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 3 to Investors’ Rights Agreement (the “Amendment No. 3”) dated June 22, 2016, amends that certain Investors’ Rights Agreement dated May 8, 2015, as amended on June 4, 2015 and July 22, 2015, by and between Denali Therapeutics Inc., a Delaware corporation (the “Company”), and the Investors party thereto (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement.

RECITALS

WHEREAS, the Company and the Investors are entering into an amendment to the Preferred Stock Purchase Agreement, dated as of May 8, 2015, as amended, to permit the sale of shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock of the Company, and desire that such shares be covered by the Agreement; and

WHEREAS, Section 6.6 of the Agreement provides that any term of the Agreement may be amended with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding;

NOW, THEREFORE, the Company and the undersigned Investors, comprising holders of a majority of the Registrable Securities currently outstanding, hereby agree as follows:

1. Amendment. Section 1.30 of the Agreement shall be amended and restated in its entirety as follows:

“1.30 “Series B Preferred Stock” means, collectively, shares of the Company’s Series B-1 Preferred Stock, par value $0.01 per share, and Series B-2 Preferred Stock, par value $0.01 per share.”

2. Miscellaneous.

2.1 Governing Law. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

2.2 Counterparts. This Amendment No. 3 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 3 may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.3 Titles and Subtitles. The titles and subtitles used in this Amendment No. 3 are used for convenience only and are not to be considered in construing or interpreting this Amendment No. 3.

2.4 Amendments and Waivers. This Amendment No. 3 shall be effective upon execution by the Company and the holders of a majority of the currently-outstanding Registrable Securities. Upon this Amendment No. 3 becoming effective in accordance with the foregoing, this Amendment No. 3 shall be binding on all parties to the Agreement, even if they do not execute this Amendment No. 3. The Company shall give prompt written notice of this Amendment No. 3 to any party to the Agreement that did not consent in writing to this Amendment No. 3.

2.5 Severability. The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

2.6 No Further Changes Effected by this Amendment No. 3. Except as set forth in this Amendment No. 3, the Agreement remains unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the date first above written.

COMPANY

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Ryan Watts
President and CEO

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

ARCH VENTURE FUND VIII, L.P.

By: ARCH Venture Partners VIII, L.P., its General Partner

By: ARCH Venture Partners VIII, LLC, its General Partner

By:	/s/ Mark McDonnell
Name:	Mark McDonnell
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

AKDL, L.P.

By:	Crestline SI (GP), L.P.,
its General Partner

By:	Crestline Investors, Inc.,
its General Partner

By:	/s/ John S. Cochran
Name:	John S. Cochran
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

NEURO LINE PARTNERS, L.P.

By:	Bratton Capital Management, L.P.,
its General Partner

By:	Bratton Capital, Inc.,
its General Partner

By:	/s/ John S. Cochran
Name:	John S. Cochran
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

F-PRIME CAPITAL PARTNERS HEALTHCARE FUND IV LP

By: F-Prime Capital Partners Healthcare Advisors Fund IV LP, its General Partner

By: Impresa Holdings LLC, its General Partner

By: Impresa Management LLC, its Managing Member

By:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

ASIA VENTURES III L.P.

By: Asia Partners III, L.P., its General Partner

By: FIL Capital Management Ltd., as General Partner

By:	/s/ Allan Pelvang
Name:	Allan Pelvang
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

JAPAN VENTURES I L.P.

By: Japan Partners I L.P., its General Partner

By: FIL Capital Management, its General Partner

By:	/s/ Andrew Knights
Name:	Andrew Knights
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

FIL CAPITAL INVESTMENTS (MAURITIUS) II LIMITED

By:	/s/ Rooksana Shahabally-Coowar
Name:	Rooksana Shahabally-Coowar
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Flagship Ventures Fund V, L.P. by Flagship Ventures Fund V General Partner LLC
its General Partner
Printed Name of Stockholder

/s/ Douglas Cole
Signature

Douglas Cole
Printed Name of Signatory

Manager
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

VCVC IV LLC
By: VCVC Management IV LLC, its Manager
By: Cougar Investment Holdings LLC, Its Manager

By:	/s/ Barbara J. Bennett
Name:	Barbara J. Bennett
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

1999 Farah Hyder Champsi Revocable Trust
Printed Name of Stockholder

/s/ Farah Champsi
Signature

Farah Champsi
Printed Name of Signatory

Trustee
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

ABeeC, LLC
Printed Name of Stockholder

/s/ Rebecca Maguire
Signature

Rebecca Maguire
Printed Name of Signatory

Officer
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Atwood-Edminster Trust DTD 4/2/00
Printed Name of Stockholder

/s/ Brian Atwood
Signature

Brian Atwood
Printed Name of Signatory

Trustee
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Bart C. Warner Revocable Trust
Printed Name of Stockholder

/s/ Bart C. Warner
Signature

Bart C. Warner
Printed Name of Signatory

Trustee
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Hans Bishop
Printed Name of Stockholder

/s/ Hans Bishop
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

EcoR1 Capital Fund, LP
Printed Name of Stockholder

/s/ Oleg Nodelman
Signature

Oleg Nodelman
Printed Name of Signatory

Manager, EcoR1 Capital LLC, as GP
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

EcoR1 Capital Fund Qualified, LP
Printed Name of Stockholder

/s/ Oleg Nodelman
Signature

Oleg Nodelman
Printed Name of Signatory

Manager, EcoR1 Capital LLC, as GP
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Elizabeth A. Warner Revocable Trust
Printed Name of Stockholder

/s/ Elizabeth A. Warner
Signature

Elizabeth A. Warner
Printed Name of Signatory

Trustee
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Explore Holdings LLC
Printed Name of Stockholder

/s/ Paul Dauber
Signature

Paul Dauber
Printed Name of Signatory

Manager
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Foresite Capital Fund II, L.P.
Printed Name of Stockholder

/s/ Dennis D. Ryan
Signature

Dennis D. Ryan, CFO of
Foresite Capital Management II, LLC
Printed Name of Signatory

General Partner
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Greg Gottesman
Printed Name of Stockholder

/s/ Greg Gottesman
Signature

Greg Gottesman
Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Peter John Pereira Gray
Printed Name of Stockholder

/s/ Peter John Pereira Gray
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

GV 2015, L.P.
By: GV 2015 GP, L.L.C., its General Partner
Printed Name of Stockholder

/s/ Jennifer L. Kercher
Signature

Jennifer L. Kercher
Printed Name of Signatory

Authorized Signatory
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

John Hair III
Printed Name of Stockholder

/s/ John Hair III
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Steve Harr
Printed Name of Stockholder

/s/ Steve Harr
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Ge Li, Ph.D.
Printed Name of Stockholder

/s/ Ge Li, Ph.D.
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Akira Matsuno
Printed Name of Stockholder

/s/ Akira Matsuno
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Matthew S. McIlwain
Printed Name of Stockholder

/s/ Matthew S. McIlwain
Signature

Matthew S. McIlwain
Printed Name of Signatory

Partner
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Russell Okung
Printed Name of Stockholder

/s/ Russell Okung
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Partners Innovation Fund
Printed Name of Stockholder

/s/ J. Knowles
Signature

Julius Knowles
Printed Name of Signatory

Partner
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

RBC Capital Markets, LLC Cust
FBO Keith Leonard Roth IRA
Printed Name of Stockholder

/s/ Keith R. Leonard, Jr.
Signature

Keith R. Leonard, Jr.
Printed Name of Signatory

Account Owner
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

David Schenkein
Printed Name of Stockholder

/s/ David Schenkein
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

David Schnell
Printed Name of Stockholder

/s/ David Schnell
Signature

David Schnell
Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Alexander Schuth
Printed Name of Stockholder

/s/ Alexander Schuth
Signature

Alexander Schuth
Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Olaf Schuth
Printed Name of Stockholder

/s/ Olaf Schuth
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Yi Shi
Printed Name of Stockholder

/s/ Yi Shi
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Symmetry Group Ltd.
Printed Name of Stockholder

/s/ Joseph Cosmai
Signature

Joseph Cosmai
Printed Name of Signatory

Vice President & Treasurer
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Marc Tessier-Lavigne
Printed Name of Stockholder

/s/ Marc Tessier-Lavigne
Signature

Printed Name of Signatory

Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

The Flatley Family Trust
Printed Name of Stockholder

/s/ Jay Flatley
Signature

Jay Flatley
Printed Name of Signatory

Trustee
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

The JW Family Gen. Skipping Trust
Printed Name of Stockholder

/s/ James N. Warner
Signature

James N. Warner
Printed Name of Signatory

Trustee
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

TLS Beta Pte Ltd
Printed Name of Stockholder

/s/ Christina Choo
Signature

Christina Choo
Printed Name of Signatory

Authorised Signatory
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT

INVESTORS:

Bobby J. Wagner
Printed Name of Stockholder

/s/ Bobby J. Wagner
Signature

Bobby J. Wagner
Printed Name of Signatory

Self
Title of Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE

INVESTORS’ RIGHTS AGREEMENT